UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) July 19, 2017

DARÉ BIOSCIENCE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36395	20-4139823
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11119 North Torrey Pines Road, Suite 200

La Jolla, CA 92037

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code

(858) 926-7655

Cerulean Pharma Inc.

35 Gatehouse Drive

Waltham, MA 02451

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Explanatory Note

On July 20, 2017, Daré Bioscience, Inc., a Delaware corporation previously known as Cerulean Pharma Inc. (the “Company”), filed a Current Report on Form 8-K announcing, among other items, that on July 19, 2017, the Company completed its business combination with Daré Bioscience Operations, Inc., a privately held Delaware corporation previously known as Daré Bioscience, Inc. (“Private Daré”), in accordance with the terms of the Stock Purchase Agreement, dated as of March 19, 2017 (the “Daré Stock Purchase Agreement”), by and among the Company, Private Daré and the holders of capital stock and securities convertible into capital stock of Private Daré named therein (the “Selling Stockholders”). Pursuant to the Daré Stock Purchase Agreement, each Selling Stockholder sold their shares of capital stock of Private Daré to the Company in exchange for newly issued shares of the Company’s common stock and, as a result, Private Daré became a wholly owned subsidiary of the Company.

On July 19, 2017, in connection with, and immediately prior to completion of, the transactions contemplated by the Daré Stock Purchase Agreement (the “Daré Transaction”), the Company filed two Certificate of Amendments to its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to, effective as of July 20, 2017, effect a 1-for-10 reverse stock split of its common stock (the “Reverse Stock Split”), and to change the Company’s name from “Cerulean Pharma Inc.” to “Daré Bioscience, Inc.” The Current Report on Form 8-K filed on July 20, 2017 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited financial statements of Private Daré for the years ended December 31, 2016 and 2015, the accompanying notes thereto, and the related Report of Independent Registered Public Accounting Firm, are filed herewith as Exhibit 99.1 to this Amendment No. 1 to the Current Report on Form 8-K and incorporated herein by reference. The consent of Mayer Hoffman McCann P.C., Private Daré’s independent registered public accounting firm, is attached as Exhibit 23.1 to this Amendment No. 1 to the Current Report on Form 8-K.

The unaudited interim condensed combined financial statements of Private Daré as of and for the six months ended June 30, 2017, and the accompanying notes thereto, are filed as Exhibit 99.2 to this Amendment No. 1 to the Current Report on Form 8-K and incorporated herein by reference.

(b) Pro Forma Financial Information.

The following unaudited pro forma condensed combined financial information of the Company and Private Daré giving effect to the business combination completed in connection with the Daré Transaction for the year ended December 31, 2016 and the six months ended June 30, 2017 is filed herewith as Exhibit 99.3 to this Amendment No. 1 to the Current Report on Form 8-K and incorporated herein by reference. This unaudited pro forma condensed combined financial information does not reflect any adjustments to account for the Reverse Stock Split.

(d) Exhibits.

The following exhibits are filed as part of the current report:

Exhibit No.	Description

23.1	Consent of Mayer Hoffman McCann P.C., Independent Registered Public Accounting Firm

99.1	Private Daré audited financial statements for the years ended December 31, 2016 and 2015

99.2	Private Daré unaudited interim condensed financial statements as of and for the six months ended June 30, 2017

99.3	Unaudited pro forma condensed combined financial statements as of and for the six months ended June 30, 2017 and for the year ended December 31, 2016

101.INS	XBRL Instance Document*

101.SCH	XBRL Taxonomy Extension Schema Document*

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document*

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document*

101.LAB	XBRL Taxonomy Extension Label Linkbase Document*

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document*

*	Submitted electronically herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARÉ BIOSCIENCE, INC.

By:	/s/ Sabrina Martucci Johnson
Sabrina Martucci Johnson
President and Chief Executive Officer

Date: October 2, 2017